THE ADVISORS' INNER CIRCLE FUND

                          WHG INCOME OPPORTUNITY FUND
                                  (THE "FUND")

                         SUPPLEMENT DATED APRIL 6, 2011
                                     TO THE
          INSTITUTIONAL SHARES SUMMARY PROSPECTUS DATED MARCH 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUND'S INSTITUTIONAL SHARES SUMMARY PROSPECTUS ("SUMMARY PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.

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THIS SUMMARY PROSPECTUS SUPPLEMENT CORRECTS A SENTENCE IN THE DESCRIPTION OF THE
FUND'S PRINCIPAL INVESTMENT STRATEGIES. IN THE "PRINCIPAL INVESTMENT STRATEGIES" SECTION OF THE SUMMARY PROSPECTUS FOR THE FUND, THE FOLLOWING
SENTENCE  REPLACES  THE  LAST  SENTENCE  OF  THE  FIRST  PARAGRAPH  ON  PAGE  3:

The Adviser expects that the Fund's investments in foreign companies will normally represent less than 25% of the Fund's assets.

EFFECTIVE IMMEDIATELY, THE FIRST PARAGRAPH OF THE SUMMARY PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.whgfunds.com. You can also get this information at no cost by calling 1-877-386-3944, by sending an e-mail request to whgfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2011, as supplemented April 6, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 WHG-SK-023-0100